Exhibit 99.2

Non-US GAAP Financial Measures and Supplemental Information
January 22, 2015
In this document, the terms "Company," "we" and "our" refer to Celanese Corporation and its subsidiaries on a consolidated basis.
Purpose
The purpose of this document is to provide information of interest to investors, analysts and other parties including supplemental financial information and reconciliations and other information concerning our use of non-US GAAP financial measures. This document is updated quarterly.
Use of Non-US GAAP Financial Measures
From time to time, management may publicly disclose certain numerical "non-GAAP financial measures" in the course of our earnings releases, financial presentations, earnings conference calls, investor and analyst meetings and otherwise. For these purposes, the Securities and Exchange Commission ("SEC") defines a "non-GAAP financial measure" as a numerical measure of historical or future financial performance, financial position, or cash flows that excludes amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with US GAAP, and vice versa for measures that include amounts, or are subject to adjustments that effectively include amounts, that are excluded from the most directly comparable US GAAP measure so calculated and presented. For these purposes, "GAAP" refers to generally accepted accounting principles in the United States.
Non-GAAP financial measures disclosed by management are provided as additional information to investors, analysts and other parties as the Company believes them to be important supplemental measures for assessing our financial and operating results and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures should be viewed as supplemental to, and should not be considered in isolation or as alternatives to, net earnings (loss), operating profit (loss), cash flow from operating activities, earnings per share or any other US GAAP financial measure. The method of calculation of the non-GAAP financial measures used herein may be different from other companies' methods for calculating measures with the same or similar titles. Investors, analysts and other parties should understand how another company calculates such non-GAAP financial measures before comparing the other company's non-GAAP financial measures to any of our own. These non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive or projections of future results.
Pursuant to the requirements of SEC Regulation G, whenever we refer to a non-GAAP financial measure, we will also present on the Investor Relations/Financial Information/Non-GAAP Financial Measures page of our website, www.celanese.com, in this document, in the presentation itself or on a Form 8-K in connection with the presentation, to the extent practicable, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure. This supplemental financial disclosure should be considered within the context of our complete audited financial results for the given period, which are available on the Investor Relations/Financial Information/SEC Filings page of our website, www.celanese.com.
This document includes definitions and reconciliations of non-GAAP financial measures used from time to time by the Company.
Specific Measures Used
This document provides information about the following non-GAAP measures: adjusted EBIT, operating EBITDA, adjusted earnings per share, net debt, adjusted free cash flow and return on capital employed. The most directly comparable financial measure presented in accordance with US GAAP in our consolidated financial statements for adjusted EBIT and operating EBITDA is net earnings (loss); for adjusted earnings per share is earnings (loss) from continuing operations per common share-diluted; for net debt is total debt; and for adjusted free cash flow is cash flow from operations. We do not believe that there is a directly comparable financial measure calculated and presented in accordance with GAAP for return on capital employed.
Definitions

•
Adjusted EBIT is defined by the Company as net earnings (loss) less interest income plus loss (earnings) from discontinued operations, interest expense and taxes, and further adjusted for certain items and amounts attributable to noncontrolling interests ("NCI"). We believe that adjusted EBIT provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our core operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for planning and budgeting, monitoring and evaluating financial and operating results and as a performance metric in the Company's incentive compensation plan. We may provide guidance on adjusted EBIT but are unable to reconcile forecasted adjusted EBIT to a US GAAP financial measure without unreasonable effort because a forecast of certain items is not practical. Adjusted EBIT by business segment may also be referred to by management as segment income.

•
Operating EBITDA is defined by the Company as net earnings (loss) less interest income plus loss (earnings) from discontinued operations, interest expense, taxes and depreciation and amortization, and further adjusted for certain items and amounts attributable to NCI. Operating EBITDA is equal to adjusted EBIT plus depreciation and amortization, and has the same uses and limitations as adjusted EBIT described above.

•
Adjusted earnings per share is defined by the Company as earnings (loss) from continuing operations, adjusted for income tax (provision) benefit, certain items, refinancing and related expenses and amounts attributable to NCI, divided by the number of basic common shares, convertible preferred shares and dilutive restricted stock units and stock options calculated using the treasury method. We believe that adjusted earnings per share provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our core operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. We may provide guidance on adjusted earnings per share but are unable to reconcile forecasted adjusted earnings per share to a GAAP financial measure without unreasonable effort because a forecast of certain items is not practical.

Note: The income tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year. This range may include certain partial or full-year forecasted tax opportunities, where applicable, and specifically excludes changes in uncertain tax positions, discrete items and other material items adjusted out of our GAAP earnings for adjusted earnings per share purposes, and changes in management's assessments regarding the ability to realize deferred tax assets. We also reflect the impact of foreign tax credits when utilized for the adjusted earnings per share tax rate. We analyze this rate quarterly and adjust if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ from the actual tax rate used for GAAP reporting in any given reporting period. It is not practical to reconcile our prospective adjusted tax rate to the actual GAAP tax rate in any given future period.

•
Adjusted free cash flow is defined by the Company as cash flow from operations less other productive asset purchases, operating cash flow from discontinued operations and certain cash flow adjustments, including amounts attributable to NCI and capital contributions from outside stockholders of the Company's consolidated ventures. We believe that adjusted free cash flow provides useful information to management, investors, analysts and other parties in evaluating the Company’s liquidity and credit quality assessment. Although we use adjusted free cash flow as a financial measure to assess the performance of our business, the use of adjusted free cash flow has important limitations, including that adjusted free cash flow does not reflect the cash requirements necessary to service our indebtedness, lease obligations, unconditional purchase obligations or pension and postretirement funding obligations.

•
Net debt is defined by the Company as total debt less cash and cash equivalents, adjusted for amounts attributable to NCI. We believe that net debt provides useful information to management, investors, analysts and other parties in evaluating changes to the Company's capital structure and credit quality assessment.

•
Return on capital employed is defined by the Company as adjusted EBIT divided by the sum of property, plant and equipment, net and trade working capital (calculated as trade receivables, net plus inventories less trade payables – third party and affiliates), adjusted for outside stockholders' interest in property, plant and equipment, net related to the Company's consolidated ventures and trade working capital amounts attributable to NCI.

Supplemental Information
Supplemental Information we believe to be of interest to investors, analysts and other parties includes the following:

•
For those consolidated ventures in which the Company owns or is exposed to less than 100% of the economics, the outside stockholders' interests are shown as noncontrolling interests. Beginning in 2014, this includes Fairway Methanol LLC for which the Company's ownership percentage is 50%. Amounts referred to as "attributable to Celanese" are net of any applicable noncontrolling interests.

•	Net sales for each of our business segments and the percentage increase or decrease in net sales attributable to price, volume, currency and other factors for each of our business segments.

•	Cash dividends received from our equity and cost investments.

Results Unaudited
The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year.
Change in accounting policy regarding pension and other postretirement benefits
Effective January 1, 2013, we elected to change our policy to immediately recognize actuarial gains and losses and the change in fair value of plan assets for our defined benefit pension plans and other postretirement benefit plans. Financial information for prior periods has been retrospectively adjusted.

Table 1
Adjusted EBIT and Operating EBITDA - Reconciliation of Non-GAAP Measures - Unaudited

	2014	Q4 '14	Q3 '14	Q2 '14	Q1 '14	2013	Q4 '13	Q3 '13	Q2 '13	Q1 '13	2012	2011	2010
	(In $ millions, except ratios)
Net earnings (loss)	620	(85)	252	258	195	1,101	654	172	133	142	372	427	312
Net (earnings) loss attributable to NCI	4	1	1	1	1	—	—	—	—	—	—	—	—
(Earnings) loss from discontinued operations	7	2	5	—	—	—	2	(1)	—	(1)	4	(1)	49
Interest income	(1)	4	(3)	(2)	—	(1)	—	—	(1)	—	(2)	(3)	(7)
Interest expense	147	27	41	40	39	172	42	43	44	43	185	221	204
Interest expense attributable to NCI	—	—	—	—	—	—	—	—	—	—	—	—	—
Refinancing expense	29	25	4	—	—	1	—	1	—	—	3	3	16
Income tax provision (benefit)	314	52	90	94	78	508	299	57	75	77	(55)	41	72
Income tax (provision) benefit attributable to NCI	—	—	—	—	—	—	—	—	—	—	—	—	—
Certain items attributable to Celanese Corporation(1)	148	256	(35)	(62)	(11)	(725)	(753)	7	13	8	455	405	197
Adjusted EBIT	1,268	282	355	329	302	1,056	244	279	264	269	962	1,093	843
Depreciation and amortization expense(2)	290	72	73	72	73	302	75	76	75	76	300	287	258
Depreciation and amortization expense attributable to NCI	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating EBITDA	1,558	354	428	401	375	1,358	319	355	339	345	1,262	1,380	1,101

Operating EBITDA / Interest expense	10.6					7.9					6.8	6.2	5.4

	2014	Q4 '14	Q3 '14	Q2 '14	Q1 '14	2013	Q4 '13	Q3 '13	Q2 '13	Q1 '13	2012	2011	2010
	(In $ millions)
Advanced Engineered Materials	—	—	—	—	—	—	—	—	—	—	—	3	4
Consumer Specialties	—	—	—	—	—	—	—	—	—	—	6	8	5
Industrial Specialties	2	—	—	—	2	3	3	—	—	—	2	—	—
Acetyl Intermediates	—	—	—	—	—	—	—	—	—	—	—	—	20
Other Activities(3)	—	—	—	—	—	—	—	—	—	—	—	—	—
Accelerated depreciation and amortization expense	2	—	—	—	2	3	3	—	—	—	8	11	29
Depreciation and amortization expense(2)	290	72	73	72	73	302	75	76	75	76	300	287	258
Depreciation and amortization expense attributable to NCI	—	—	—	—	—	—	—	—	—	—	—	—	—
Total depreciation and amortization expense attributable to Celanese Corporation	292	72	73	72	75	305	78	76	75	76	308	298	287
______________________________

(1)	See Certain items presentation (Table 8) for details.

(2)	Excludes accelerated depreciation and amortization expense as detailed in the table above and included in Certain items above.

(3)
Other Activities includes corporate Selling, general and administrative ("SG&A") expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 2 - Segment Data and Reconciliation of Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited

	2014		Q4 '14		Q3 '14		Q2 '14		Q1 '14		2013		Q4 '13		Q3 '13		Q2 '13		Q1 '13		2012		2011		2010
	(In $ millions, except percentages)
Operating Profit (Loss) / Operating Margin Attributable to Celanese Corporation(1)
Advanced Engineered Materials	221	15.1%	57	17.2%	51	13.9%	56	14.4%	57	15.3%	904	66.9%	781	240.3%	48	13.9%	39	11.1%	36	10.9%	95	7.5%	79	6.1%	182	16.4%
Consumer Specialties	388	33.4%	104	37.4%	105	36.1%	80	27.7%	99	32.8%	346	28.5%	100	33.9%	85	27.4%	83	26.4%	78	26.4%	251	21.2%	229	19.7%	163	14.8%
Industrial Specialties	76	6.2%	16	6.0%	16	5.1%	24	7.2%	20	6.4%	64	5.5%	7	2.6%	24	8.0%	18	6.1%	15	5.2%	86	7.3%	102	8.3%	89	8.6%
Acetyl Intermediates(2)	562	16.1%	146	17.9%	175	18.7%	143	15.9%	98	11.7%	153	4.7%	(44)	(5.3)%	67	8.4%	55	6.8%	75	9.3%	269	8.3%	458	12.9%	237	7.7%
Other Activities(3)	(485)		(376)		(36)		(43)		(30)		41		100		(13)		(26)		(20)		(526)		(466)		(273)
Total	762	11.2%	(53)	(3.4)%	311	17.6%	260	14.7%	244	14.3%	1,508	23.2%	944	58.4%	211	12.9%	169	10.2%	184	11.5%	175	2.7%	402	5.9%	398	6.7%
Equity Earnings, Cost-Dividend Income, Other Income (Expense) Attributable to Celanese Corporation
Advanced Engineered Materials	161		40		43		45		33		149		33		31		45		40		190		163		143
Consumer Specialties	124		30		29		35		30		95		24		21		24		26		90		80		73
Industrial Specialties	—		—		—		—		—		—		—		—		—		—		—		2		—
Acetyl Intermediates(2)	21		3		2		15		1		5		(4)		3		3		3		13		10		9
Other Activities(3)	52		6		5		36		5		24		—		6		10		8		39		31		23
Total	358		79		79		131		69		273		53		61		82		77		332		286		248
Certain Items Attributable to Celanese Corporation(4)
Advanced Engineered Materials	(53)		(33)		(7)		(7)		(6)		(752)		(758)		2		2		2		16		60		(38)
Consumer Specialties	(52)		(24)		(18)		(8)		(2)		(5)		(13)		2		2		4		34		23		97
Industrial Specialties	(12)		(9)		(1)		(2)		—		9		6		1		1		1		2		1		(19)
Acetyl Intermediates	(36)		(12)		(9)		(12)		(3)		143		132		2		8		1		5		(3)		62
Other Activities(3)	301		334		—		(33)		—		(120)		(120)		—		—		—		398		324		95
Total	148		256		(35)		(62)		(11)		(725)		(753)		7		13		8		455		405		197
Adjusted EBIT / Adjusted EBIT Margin(1)
Advanced Engineered Materials	329	22.5%	64	19.3%	87	23.8%	94	24.2%	84	22.5%	301	22.3%	56	17.2%	81	23.4%	86	24.4%	78	23.7%	301	23.9%	302	23.3%	287	25.9%
Consumer Specialties	460	39.7%	110	39.6%	116	39.9%	107	37.0%	127	42.1%	436	35.9%	111	37.6%	108	34.8%	109	34.7%	108	36.6%	375	31.6%	332	28.6%	333	30.3%
Industrial Specialties	64	5.2%	7	2.6%	15	4.8%	22	6.6%	20	6.4%	73	6.3%	13	4.8%	25	8.4%	19	6.4%	16	5.6%	88	7.4%	105	8.6%	70	6.8%
Acetyl Intermediates	547	15.7%	137	16.8%	168	17.9%	146	16.2%	96	11.4%	301	9.3%	84	10.1%	72	9.1%	66	8.2%	79	9.8%	287	8.9%	465	13.1%	308	10.0%
Other Activities(3)	(132)		(36)		(31)		(40)		(25)		(55)		(20)		(7)		(16)		(12)		(89)		(111)		(155)
Total	1,268	18.6%	282	18.1%	355	20.1%	329	18.6%	302	17.7%	1,056	16.2%	244	15.1%	279	17.1%	264	16.0%	269	16.8%	962	15.0%	1,093	16.2%	843	14.2%
Depreciation and Amortization Expense Attributable to Celanese Corporation(5)
Advanced Engineered Materials	106		26		27		27		26		110		27		27		27		29		113		97		72
Consumer Specialties	43		11		11		10		11		41		11		10		10		10		39		36		37
Industrial Specialties	48		12		12		12		12		49		12		13		12		12		53		45		41
Acetyl Intermediates	81		20		21		19		21		86		21		22		22		21		80		96		97
Other Activities(3)	12		3		2		4		3		16		4		4		4		4		15		13		11
Total	290		72		73		72		73		302		75		76		75		76		300		287		258
Operating EBITDA / Operating EBITDA Margin(1)
Advanced Engineered Materials	435	29.8%	90	27.2%	114	31.1%	121	31.1%	110	29.5%	411	30.4%	83	25.5%	108	31.2%	113	32.1%	107	32.5%	414	32.8%	399	30.7%	359	32.4%
Consumer Specialties	503	43.4%	121	43.5%	127	43.6%	117	40.5%	138	45.7%	477	39.3%	122	41.4%	118	38.1%	119	37.9%	118	40.0%	414	34.9%	368	31.7%	370	33.7%
Industrial Specialties	112	9.2%	19	7.2%	27	8.6%	34	10.2%	32	10.3%	122	10.6%	25	9.2%	38	12.7%	31	10.5%	28	9.7%	141	11.9%	150	12.3%	111	10.7%
Acetyl Intermediates	628	18.0%	157	19.3%	189	20.2%	165	18.3%	117	13.9%	387	11.9%	105	12.7%	94	11.8%	88	10.9%	100	12.4%	367	11.4%	561	15.8%	405	13.1%
Other Activities(3)	(120)		(33)		(29)		(36)		(22)		(39)		(16)		(3)		(12)		(8)		(74)		(98)		(144)
Total	1,558	22.9%	354	22.7%	428	24.2%	401	22.7%	375	22.0%	1,358	20.9%	319	19.7%	355	21.7%	339	20.5%	345	21.5%	1,262	19.7%	1,380	20.4%	1,101	18.6%
___________________________

(1)	Defined as Operating profit (loss) attributable to Celanese Corporation, Adjusted EBIT and Operating EBITDA, respectively, divided by Net sales attributable to Celanese Corporation.

(2)	Excludes amounts attributable to NCI as follows:

	2014	Q4 '14	Q3 '14	Q2 '14	Q1 '14	2013	Q4 '13	Q3 '13	Q2 '13	Q1 '13	2012	2011	2010
	(In $ millions)
Operating Profit (Loss)	(4)	(1)	(1)	(1)	(1)	—	—	—	—	—	—	—	—
Equity Earnings, Cost-Dividend Income, Other Income (Expense)	—	—	—	—	—	—	—	—	—	—	—	—	—

(3)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

(4)	See Certain items presentation (Table 8) for details.

(5)	Excludes accelerated depreciation and amortization expense included in Certain items above. See Table 1 for details.

Table 3
Adjusted Earnings (Loss) per Share - Reconciliation of a Non-GAAP Measure - Unaudited

	2014		Q4 '14		Q3 '14		Q2 '14		Q1 '14		2013		Q4 '13		Q3 '13		Q2 '13		Q1 '13		2012		2011		2010
		per share		per share		per share		per share		per share		per share		per share		per share		per share		per share		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations attributable to Celanese Corporation	631	4.04	(82)	(0.54)	258	1.66	259	1.66	196	1.25	1,101	6.91	656	4.16	171	1.07	133	0.83	141	0.88	376	2.35	426	2.68	361	2.28
Income tax provision (benefit)	314		52		90		94		78		508		299		57		75		77		(55)		41		72
Income tax (provision) benefit attributable to NCI	—		—		—		—		—		—		—		—		—		—		—		—		—
Earnings (loss) from continuing operations before tax	945		(30)		348		353		274		1,609		955		228		208		218		321		467		433
Certain items attributable to Celanese Corporation(1)	148		256		(35)		(62)		(11)		(725)		(753)		7		13		8		455		405		197
Refinancing and related expenses	29		25		4		—		—		1		—		1		—		—		8		3		16
Adjusted earnings (loss) from continuing operations before tax	1,122		251		317		291		263		885		202		236		221		226		784		875		646
Income tax (provision) benefit on adjusted earnings(2)	(236)		(53)		(67)		(61)		(55)		(168)		(38)		(45)		(42)		(43)		(133)		(158)		(136)
Adjusted earnings (loss) from continuing operations(3)	886	5.67	198	1.28	250	1.61	230	1.47	208	1.33	717	4.50	164	1.04	191	1.20	179	1.12	183	1.14	651	4.07	717	4.51	510	3.22
	Diluted shares (in millions) (4)
Weighted average shares outstanding	155.0		153.4		154.5		155.8		156.5		158.8		157.4		158.5		159.7		159.7		158.4		156.2		154.6
Dilutive stock options	0.2		0.1		0.1		0.2		0.2		0.2		0.2		0.2		0.2		0.2		0.8		1.9		1.8
Dilutive restricted stock units	1.0		0.9		0.6		0.1		0.1		0.3		0.1		0.4		0.2		0.3		0.6		0.8		0.4
Assumed conversion of preferred stock	—		—		—		—		—		—		—		—		—		—		—		—		1.6
Total diluted shares	156.2		154.4		155.2		156.1		156.8		159.3		157.7		159.1		160.1		160.2		159.8		158.9		158.4
______________________________

(1)	See Certain items presentation (Table 8) for details.

(2)	Calculated using adjusted effective tax rates as follows:

	2014	Q4 '14	Q3 '14	Q2 '14	Q1 '14	2013	Q4 '13	Q3 '13	Q2 '13	Q1 '13	2012	2011	2010
	(In percentages)
Adjusted effective tax rate	21	21	21	21	21	19	19	19	19	19	17	18	21

(3)	Excludes the immediate recognition of actuarial gains and losses and the impact of actual vs. expected plan asset returns.

	Actual Plan Asset Returns	Expected Plan Asset Returns
Q4 '14 & 2014	12.7%	8.2%
2013	7.9%	8.0%
2012	13.1%	8.1%
2011	7.6%	8.1%
2010	15.1%	8.1%

(4)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.

Table 4
Net Sales by Segment - Unaudited

	2014	Q4 '14	Q3 '14	Q2 '14	Q1 '14	2013	Q4 '13	Q3 '13	Q2 '13	Q1 '13	2012	2011	2010
	(In $ millions)
Advanced Engineered Materials	1,459	331	366	389	373	1,352	325	346	352	329	1,261	1,298	1,109
Consumer Specialties	1,160	278	291	289	302	1,214	295	310	314	295	1,186	1,161	1,098
Industrial Specialties	1,224	265	314	333	312	1,155	273	299	295	288	1,184	1,223	1,036
Acetyl Intermediates	3,493	814	937	901	841	3,241	829	795	809	808	3,231	3,551	3,082
Other Activities(1)	—	—	—	—	—	—	—	—	—	—	—	1	2
Intersegment elimination(2)	(534)	(129)	(139)	(143)	(123)	(452)	(106)	(114)	(117)	(115)	(444)	(471)	(409)
Net sales	6,802	1,559	1,769	1,769	1,705	6,510	1,616	1,636	1,653	1,605	6,418	6,763	5,918
Acetyl Intermediates Net sales attributable to NCI	—	—	—	—	—	—	—	—	—	—	—	—	—
Net sales attributable to Celanese Corporation	6,802	1,559	1,769	1,769	1,705	6,510	1,616	1,636	1,653	1,605	6,418	6,763	5,918
___________________________

(1)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

(2)	Includes intersegment sales as follows:

	2014	Q4 '14	Q3 '14	Q2 '14	Q1 '14	2013	Q4 '13	Q3 '13	Q2 '13	Q1 '13	2012	2011	2010
	(In $ millions)
Consumer Specialties	(2)	—	(2)	—	—	(4)	—	—	(1)	(3)	(4)	(3)	(9)
Acetyl Intermediates	(532)	(129)	(137)	(143)	(123)	(448)	(106)	(114)	(116)	(112)	(440)	(468)	(400)
Intersegment elimination	(534)	(129)	(139)	(143)	(123)	(452)	(106)	(114)	(117)	(115)	(444)	(471)	(409)

Table 4a
Factors Affecting Segment Net Sales Sequentially - Unaudited
Three Months Ended December 31, 2014 Compared to Three Months Ended September 30, 2014

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	(6)	(1)	(2)	—	(9)
Consumer Specialties	(4)	—	(1)	—	(5)
Industrial Specialties	(14)	—	(2)	—	(16)
Acetyl Intermediates	(7)	(5)	(1)	—	(13)
Total Company	(8)	(3)	(2)	1	(12)
Three Months Ended September 30, 2014 Compared to Three Months Ended June 30, 2014

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	(4)	(1)	(1)	—	(6)
Consumer Specialties	1	—	—	—	1
Industrial Specialties	(5)	1	(1)	—	(5)
Acetyl Intermediates	2	3	(1)	—	4
Total Company	(1)	2	(1)	—	—
Three Months Ended June 30, 2014 Compared to Three Months Ended March 31, 2014

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	4	—	—	—	4
Consumer Specialties	(3)	(1)	—	—	(4)
Industrial Specialties	2	4	—	—	6
Acetyl Intermediates	1	6	—	—	7
Total Company	1	4	—	(1)	4
Three Months Ended March 31, 2014 Compared to Three Months Ended December 31, 2013

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	12	3	—	—	15
Consumer Specialties	—	2	—	—	2
Industrial Specialties	13	1	—	—	14
Acetyl Intermediates	(3)	5	—	—	2
Total Company	3	3	—	—	6

Table 4b
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Three Months Ended December 31, 2014 Compared to Three Months Ended December 31, 2013

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	6	—	(4)	—	2
Consumer Specialties	(5)	(1)	—	—	(6)
Industrial Specialties	(6)	7	(4)	—	(3)
Acetyl Intermediates	(8)	9	(3)	—	(2)
Total Company	(5)	5	(3)	(1)	(4)
Three Months Ended September 30, 2014 Compared to Three Months Ended September 30, 2013

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	8	(2)	—	—	6
Consumer Specialties	(8)	2	—	—	(6)
Industrial Specialties	(2)	7	—	—	5
Acetyl Intermediates	1	17	—	—	18
Total Company	—	10	—	(2)	8
Three Months Ended June 30, 2014 Compared to Three Months Ended June 30, 2013

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	10	(1)	2	—	11
Consumer Specialties	(9)	1	—	—	(8)
Industrial Specialties	8	3	2	—	13
Acetyl Intermediates	(2)	12	1	—	11
Total Company	1	6	2	(2)	7
Three Months Ended March 31, 2014 Compared to Three Months Ended March 31, 2013

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	14	(2)	1	—	13
Consumer Specialties	(1)	3	—	—	2
Industrial Specialties	6	—	2	—	8
Acetyl Intermediates	(3)	5	2	—	4
Total Company	3	2	1	—	6

Table 4a
Factors Affecting Segment Net Sales Sequentially - Unaudited
Three Months Ended December 31, 2013 Compared to Three Months Ended September 30, 2013

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	(4)	(3)	1	—	(6)
Consumer Specialties	(5)	—	—	—	(5)
Industrial Specialties	(10)	—	1	—	(9)
Acetyl Intermediates	2	1	1	—	4
Total Company	(3)	—	1	—	(2)
Three Months Ended September 30, 2013 Compared to Three Months Ended June 30, 2013

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	(2)	—	—	—	(2)
Consumer Specialties	(1)	—	—	—	(1)
Industrial Specialties	3	(3)	1	—	1
Acetyl Intermediates	(1)	(1)	—	—	(2)
Total Company	—	(1)	—	—	(1)
Three Months Ended June 30, 2013 Compared to Three Months Ended March 31, 2013

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	8	(1)	—	—	7
Consumer Specialties	6	1	—	—	7
Industrial Specialties	2	1	—	—	3
Acetyl Intermediates	—	—	—	—	—
Total Company	3	—	—	—	3
Three Months Ended March 31, 2013 Compared to Three Months Ended December 31, 2012

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	6	3	1	—	10
Consumer Specialties	—	5	—	—	5
Industrial Specialties	14	—	1	—	15
Acetyl Intermediates	5	(1)	1	—	5
Total Company	6	1	1	(1)	7

Table 4b
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Three Months Ended December 31, 2013 Compared to Three Months Ended December 31, 2012

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	9	(2)	2	—	9
Consumer Specialties	(1)	6	—	—	5
Industrial Specialties	8	(2)	3	—	9
Acetyl Intermediates	6	(1)	2	—	7
Total Company	6	—	2	—	8
Three Months Ended September 30, 2013 Compared to Three Months Ended September 30, 2012

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	6	(1)	2	—	7
Consumer Specialties	(7)	6	—	—	(1)
Industrial Specialties	1	(3)	3	—	1
Acetyl Intermediates	(1)	—	2	—	1
Total Company	—	—	2	—	2
Three Months Ended June 30, 2013 Compared to Three Months Ended June 30, 2012

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	7	1	1	—	9
Consumer Specialties	(10)	6	—	—	(4)
Industrial Specialties	(7)	(4)	1	—	(10)
Acetyl Intermediates	2	(4)	1	—	(1)
Total Company	(1)	(1)	1	—	(1)
Three Months Ended March 31, 2013 Compared to Three Months Ended March 31, 2012

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	—	4	—	—	4
Consumer Specialties	5	7	—	—	12
Industrial Specialties	(3)	(4)	—	—	(7)
Acetyl Intermediates	(4)	(1)	—	—	(5)
Total Company	(2)	—	—	—	(2)

Table 4c
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Year Ended December 31, 2014 Compared to Year Ended December 31, 2013

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	9	(1)	—	—	8
Consumer Specialties	(5)	1	—	—	(4)
Industrial Specialties	1	5	—	—	6
Acetyl Intermediates	(3)	11	—	—	8
Total Company	—	6	—	(1)	5
Year Ended December 31, 2013 Compared to Year Ended December 31, 2012

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	5	1	1	—	7
Consumer Specialties	(4)	6	—	—	2
Industrial Specialties	(1)	(3)	2	—	(2)
Acetyl Intermediates	1	(2)	1	—	—
Total Company	—	—	1	—	1
Year Ended December 31, 2012 Compared to Year Ended December 31, 2011

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	(2)	2	(3)	—	(3)
Consumer Specialties	(4)	6	—	—	2
Industrial Specialties	3	(3)	(3)	—	(3)
Acetyl Intermediates	—	(7)	(2)	—	(9)
Total Company	—	(3)	(2)	—	(5)

Year Ended December 31, 2011 Compared to Year Ended December 31, 2010

	Volume	Price	Currency	Other		Total
	(In percentages)
Advanced Engineered Materials	2	8	3	4	(1)	17
Consumer Specialties	1	5	—	—		6
Industrial Specialties	2	13	3	—		18
Acetyl Intermediates	(4)	16	3	—		15
Total Company	(1)	13	3	—		15
____________________

(1)	Includes the effects of the two product lines acquired in May 2010 from DuPont Performance Polymers

Table 5
Adjusted Free Cash Flow - Reconciliation of a Non-GAAP Measure - Unaudited

	2014	Q4 '14	Q3 '14	Q2 '14	Q1 '14	2013	Q4 '13	Q3 '13	Q2 '13	Q1 '13	2012	2011	2010
	(In $ millions, except percentages)
Net cash provided by (used in) operating activities	962	166	379	253	164	762	154	232	229	147	722	638	452
Net cash (provided by) used in operating activities attributable to NCI	16	1	2	—	13	—	—	—	—	—	—	—	—
Adjustments to operating cash for discontinued operations	5	10	(5)	—	—	4	(1)	—	6	(1)	(2)	9	58
Net cash provided by (used in) operating activities from continuing operations attributable to Celanese Corporation	983	177	376	253	177	766	153	232	235	146	720	647	510
Capital expenditures on property, plant and equipment	(678)	(214)	(191)	(125)	(148)	(370)	(111)	(110)	(75)	(74)	(361)	(349)	(201)
Capital contributions from Mitsui & Co., Ltd. to Fairway Methanol LLC	264	70	46	39	109	—	—	—	—	—	—	—	—
Cash flow adjustments(1)	(16)	(4)	(3)	(6)	(3)	(24)	(5)	(5)	(6)	(8)	(20)	28	(15)
Adjusted free cash flow	553	29	228	161	135	372	37	117	154	64	339	326	294

Net sales attributable to Celanese Corporation	6,802	1,559	1,769	1,769	1,705	6,510	1,616	1,636	1,653	1,605	6,418	6,763	5,918

Adjusted free cash flow as % of Net sales	8.1%	1.9%	12.9%	9.1%	7.9%	5.7%	2.3%	7.2%	9.3%	4.0%	5.3%	4.8%	5.0%
______________________________

(1)
Primarily associated with purchases of other productive assets that are classified as 'investing activities' for GAAP purposes. Amounts for 2010-2012 also include Kelsterbach plant relocation related cash expenses.

Table 6
Cash Dividends Received - Unaudited

	2014	Q4 '14	Q3 '14	Q2 '14	Q1 '14	2013	Q4 '13	Q3 '13	Q2 '13	Q1 '13	2012	2011	2010
	(In $ millions)
Dividends from equity method investments	148	6	29	48	65	141	38	11	45	47	262	205	138
Dividends from cost method investments	116	29	29	29	29	93	24	22	23	24	85	80	73
Total	264	35	58	77	94	234	62	33	68	71	347	285	211
Table 7
Net Debt - Reconciliation of a Non-GAAP Measure - Unaudited

	2014	Q4 '14	Q3 '14	Q2 '14	Q1 '14	2013	Q4 '13	Q3 '13	Q2 '13	Q1 '13	2012	2011	2010
			(In $ millions, except ratios)
Short-term borrowings and current installments of long-term debt - third party and affiliates	137	137	765	158	157	177	177	224	224	112	168	144	228
Long-term debt	2,608	2,608	2,639	2,880	2,881	2,887	2,887	2,870	2,860	2,959	2,930	2,873	2,990
Total debt	2,745	2,745	3,404	3,038	3,038	3,064	3,064	3,094	3,084	3,071	3,098	3,017	3,218
Total debt attributable to NCI	—	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	780	780	1,510	1,064	998	984	984	1,100	1,107	978	959	682	740
Cash and cash equivalents attributable to NCI	(1)	(1)	(3)	(22)	(17)	—	—	—	—	—	—	—	—
Net debt	1,966	1,966	1,897	1,996	2,057	2,080	2,080	1,994	1,977	2,093	2,139	2,335	2,478

Operating EBITDA	1,558					1,358					1,262	1,380	1,101

Net debt / Operating EBITDA	1.3					1.5					1.7	1.7	2.3

Table 8
Certain Items - Unaudited
The following Certain items are included in Net earnings (loss) and are adjustments to non-GAAP measures:

	2014	Q4 '14	Q3 '14	Q2 '14	Q1 '14	2013	Q4 '13	Q3 '13	Q2 '13	Q1 '13	2012	2011	2010	Income Statement Classification
	(In $ millions)
Employee termination benefits	7	1	3	1	2	23	20	—	1	2	6	22	32	Other charges (gains), net
Plant/office closures	6	—	1	2	3	43	40	1	1	1	21	18	21	Other charges (gains), net / Cost of sales / SG&A
Business optimization	8	5	3	—	—	—	—	—	—	—	9	8	16	Cost of sales / SG&A
Asset impairments	—	—	—	—	—	83	81	2	—	—	8	1	74	Other charges (gains), net / Other income (expense), net
(Gain) loss on disposition of business and assets, net	3	—	—	3	—	2	1	1	—	—	1	(1)	(10)	(Gain) loss on disposition, net
Commercial disputes	(11)	10	(21)	—	—	12	7	—	5	—	(2)	(7)	9	Other charges (gains), net / Cost of sales / SG&A
Kelsterbach plant relocation	(1)	—	—	(1)	—	(727)	(733)	2	2	2	21	55	13	Other charges (gains), net / Cost of sales / (Gain) loss on disposition
InfraServ Hoechst restructuring	(48)	—	—	(48)	—	8	8	—	—	—	(22)	—	—	Equity in net (earnings) loss of affiliates
Plumbing actions	—	—	—	—	—	—	—	—	—	—	(5)	(6)	(59)	Other charges (gains), net
Insurance recoveries	—	—	—	—	—	—	—	—	—	—	—	—	(18)	Other charges (gains), net
Write-off of other productive assets	5	—	—	5	—	—	—	—	—	—	—	(1)	18	Cost of sales
Acetate production interruption costs	—	—	—	—	—	—	—	—	—	—	10	—	9	Cost of sales
(Gain) loss on pension plan and medical plan changes	(155)	(98)	(20)	(21)	(16)	(71)	(71)	—	—	—	—	—	—	Cost of sales / SG&A / R&D
Actuarial (gain) loss on pension and postretirement plans	349	349	—	—	—	(106)	(106)	—	—	—	389	306	84	Cost of sales / SG&A / R&D
Fairway Methanol LLC	—	—	—	—	—	—	—	—	—	—	—	—	—
Other	(15)	(11)	(1)	(3)	—	8	—	1	4	3	19	10	8	Various
Total	148	256	(35)	(62)	(11)	(725)	(753)	7	13	8	455	405	197
Certain items attributable to NCI	—	—	—	—	—	—	—	—	—	—	—	—	—
Certain items attributable to Celanese Corporation	148	256	(35)	(62)	(11)	(725)	(753)	7	13	8	455	405	197

Table 9
Return on Capital Employed - Presentation of a Non-GAAP Measure - Unaudited

	2014		2013		2012		2011		2010
	(In $ millions, except percentages)
Adjusted EBIT(1)		1,268		1,056		962		1,093		843

Property, plant and equipment, net		3,733		3,425		3,350		3,269		3,017
Property, plant and equipment, net related to Fairway Methanol LLC(2)		(268)		(53)		(6)		—		—
Trade receivables, net	801		867		827		871		827
Inventories	782		804		711		712		610
Trade payables - third party and affiliates	(757)		(799)		(649)		(673)		(673)
Trade working capital		826		872		889		910		764
Trade working capital attributable to NCI		—		—		—		—		—
Capital employed		4,291		4,244		4,233		4,179		3,781

Return on capital employed		29.6%		24.9%		22.7%		26.2%		22.3%
______________________________

(1)	See consolidated Adjusted EBIT reconciliation (Table 1) for details.

(2)	Represents 50% of property, plant and equipment, net related to the methanol unit being constructed in Clear Lake, Texas.